UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:			CHAPTER 11 (BUSINESS)
ENIVEL, INC.
			Case Number:	8:10-bk-12735-RK
			Operating Report Number:	7
		Debtor(s).	For the Month Ending:	9/30/2010

	I. CASH RECEIPTS AND DISBURSEMENTS
	A. (GENERAL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			3,705,704.51

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			3,642,835.41

3.	BEGINNING BALANCE:			62,869.10

4.	RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		488,692.81
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Trfs from Other DIP Accts	167,000.00
	Other (Specify)		0.00

	TOTAL RECEIPTS THIS PERIOD:			655,692.81

5.	BALANCE:			718,561.91

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		373,795.00
	Disbursements (from page 2)		306,997.50

	TOTAL DISBURSEMENTS THIS PERIOD:			680,792.50

7.	ENDING BALANCE:			37,769.41

8.	General Account Number(s):		BOH: 0007-050151, 0028-039131
			FHB: 46-019156

	Depository Name & Location:		Bank of Hawaii, 1617 Dillingham Blvd
			Honolulu, HI 96817
			First Hawaiian Bank, 120 Sand Island Access Rd
			Honolulu, HI 96819

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount Transferred	Amount Disbursed	Total Disbursements
September 2010		See Exhibit I for details	September disbursements		306,997.50	306,997.50
September 2010		See Exhibit I for details	September transfers	373,795.00		373,795.00
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			TOTAL DISBURSEMENTS THIS PERIOD:	373,795.00	306,997.50	$680,792.50

GENERAL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	9/30/2010	Balance on Statement:	$59,952.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
Deposits from BOH Acc #007-050151 are set
forth on Exhibit II and total $1,163.03		1,163.03	See Exhibit II
Deposits from FHB Acc #46-019156 are set
forth on Exhibit III and total $12,643.20		12,808.44	See Exhibit III

TOTAL DEPOSITS IN TRANSIT			13,971.47

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
Checks from BOH Acc #007-050151 are set
forth on Exhibit IV and total $18,831.56		18,831.56	See Exhibit IV
Checks from FHB Acc #46-019156 are set
forth on Exhibit V and total $17,322.50		17,322.50	See Exhibit V

TOTAL OUTSTANDING CHECKS:			36,154.06

Bank statement Adjustments:
Explanation of Adjustments-
Unreconciled difference.

ADJUSTED BANK BALANCE:			$37,769.41

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	1,100,496.79

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL	1,100,323.06
ACCOUNT REPORTS

3. BEGINNING BALANCE:	173.73

4. RECEIPTS DURING CURRENT PERIOD:	205,100.00
(Transferred from General Account)

5. BALANCE:	205,273.73

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:	205,290.60

7. ENDING BALANCE:	(16.87)

8. PAYROLL Account Number(s):	01-198254

Depository Name & Location:	First Hawaiian Bank
120 Sand Island Access Rd
Honolulu, HI 96819

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
September 2010		See Exhibit VI for details	Payroll	205,290.60

			TOTAL DISBURSEMENTS THIS PERIOD:	205,290.60

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	9/30/2010	Balance on Statement:	$38,192.24

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
Checks from FHB Acc #01-198254 are set
forth on Exhibit VII and total $38,209.11		38,209.11	See Exibit VII

TOTAL OUTSTANDING CHECKS:			38,209.11

Bank statement Adjustments:			0.00
Explanation of Adjustments-
Reclass negative book balance to AP.

ADJUSTED BANK BALANCE:			$(16.87)

I.  CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS

3. BEGINNING BALANCE:	0.00

4. RECEIPTS DURING CURRENT PERIOD:
(Transferred from General Account)

5. BALANCE:	0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:	0.00

7. ENDING BALANCE:	0.00

8. TAX Account Number(s):	NONE

Depository Name & Location:

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	NONE	Balance on Statement:

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$0.00

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

		General Account:	37,769.41
		Payroll Account:	(16.87)
		Tax Account:	0.00
Other Accounts:	NONE		0.00
			0.00
			0.00
Other Monies:	NONE		0.00
	Petty Cash (from below):		6,185.00

TOTAL CASH AVAILABLE:				43,937.54

Petty Cash Transactions:

Date	Purpose	Amount
3/31/2010	Beginning balance	6,787.67
5/31/2010	Three months of petty cash disbursements at	(590.00)
	main office and 15 stores on supplies, fuel, minor
	repairs and small cash transactions. In the past
	petty cash was reconciled approximately every
	3 to 4 months, going forward, the Debtor will be
	reocnciling monthly.
9/30/2010	Office Supplies	(12.67)

TOTAL PETTY CASH TRANSACTIONS:			6,185.00

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Setal and related entities (secured creditors)(FN1)	N/A. Debt matured pre-petition	N/A	N/A
De Lage Landen-Equip Lease	Monthly	277.00	2	554.00
De Lage Landen-Equip Lease	Monthly	277.00	2	554.00
Axis-Equipment Lease	Monthly	642.00	2	1,284.00
Direct Capital- Equip Lease	Monthly	1,275.00	2	2,550.00
First Hawaiian Bank-Secured Note	Monthly	6,655.05	7	46,585.35
Rhoton Family Trust dated 5/8/00	N/A. Debt matured pre-petition	N/A	N/A
Kaimana Ventures Ltd. - Landlord	Monthly	1,751.83	0	0.00
Bishop Square Associates - Landlord	Monthly	1,238.00	0	0.00
Duesenberg Investment Co. - Landlord	Monthly	1,157.00	0	0.00
Pacific Guardian Center - Landlord	Monthly	390.19	0	0.00
Tanaka Properties, LLC - Landlord - HI Plant (FN2)	Monthly	30,286.17	4	130,554.42
See attached schedule for remaining leases			TOTAL DUE:	202,169.77
(FN1) - All of the Debtors are jointly and severally liable for Setal debt, which for convenience is listed in detail on the Monthly report for U.S. Dry Cleaning Services
(FN2)  This lease has been renegotiated.  The Debtor and landlord agree that all payments will be made according to the completied and executed documents.

III. TAX LIABILITIES
FOR THE REPORTING PERIOD:

Gross Sales Subject to Sales Tax:	556,871.99
Total Wages Paid:	254,682.20

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
(FN3)	Federal Withholding	0.00	0.00
(FN3)	State Withholding	0.00	0.00
(FN3)	FICA- Employer's Share	0.00	0.00
(FN3)	FICA- Employee's Share	0.00	0.00
(FN3)	Federal Unemployment	0.00	0.00
	Sales and Use	6,496.59	0.00
	Real Property	0.00	0.00
Other:	State Unemployment (FN3)	0.00	0.00
	TOTAL:	6,496.59	0.00

(FN3) - The Debtor uses a payroll service that makes pre-funded payroll tax payments directly to the taxing authorities

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS
(CONTINUED)

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Trustees of the Estate of Bernice Pauahi Bishop	Monthly	2,381.60	0	0.00
Manoa Marketplace, LLC	Monthly	2,554.00	0	0.00
Kahala Center Company	Monthly	3,622.00	0	0.00
WCSC, LLC	Monthly	1,806.00	0	0.00
TIAA Realty, Inc.	Monthly	2,282.00	0	0.00
Fort Street Investment Corp.	Monthly	4,080.00	0	0.00
Kahala Center Company	Monthly	8,133.34	0	0.00
Twenty First Technologies Corp.	Monthly	3,178.00	0	0.00
Victoria Ward, Limited	Monthly	6,264.00	0	0.00
Manana CDIT, LLC	Monthly	6,319.00	0	0.00
Vision Windward 1, LLC-Rejected Lease (FN1)	Monthly	4,537.00	3	13,611.00
Waimalu Plaza Co.-Rejected Lease (FN1)	Monthly	2,159.00	3	6,477.00

(FN1) - These two leases were rejected by the Debtor at the end of May 2010.  The Debtor owes lease payments for March, April and May 2010

Page 11a of 16

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	56,106.42	0.00	373,975.56
31 - 60 days	29,407.71	0.00	38,054.33
61 - 90 days	28,198.78	0.00	20,461.37
91 - 120 days	33,629.75	0.00	5,128.59
Over 120 days	22,787.17	0.00	96,308.56
TOTAL:	170,129.83	0.00	533,928.41

V. INSURANCE COVERAGE

	(FN1)	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
	Liability	Argo	1,000,000	5/31/2011	9/30/2010
	Medical	Argo	5,000	5/31/2011	9/30/2010
	Product	Argo	2,000,000	5/31/2011	9/30/2010
	Fire	Argo	50,000	5/31/2011	9/30/2010
Others:	Health (FN2)	HMAA	Varies		9/30/2010

VI.  UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
3/31/2010	538,591.86	4,875.00	5/11/10	4,875.00	0.00
6/30/2010	2,344,189.30	9,750.00	7/30/10	9,750.00	0.00
9/30/2010	2,746,460.41	9,750.00			9,750.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		24,375.00		14,625.00	9,750.00

(FN1) The debtor believes the amount due for insurance, except for health, is $0 based on the amount of credits due from the carrier primarily from work compensation insurance overpayments. The Debtor's insurance carrier disputes this and the Debtors are in the process of negotiating with the carrier.
(FN2)The health insurance is paid current at the beginning of each month.

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Authorized Gross Compensation	Gross Compensation Paid During the Month
Michael Drace	July 2010	19,450.00	19,450.00

VIII.  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
NONE

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	556,871.99	4,103,030.21
Less: Returns/Discounts	83,489.97	673,118.67
Net Sales/Revenue	473,382.02	3,429,911.54

Cost of Goods Sold:
Beginning Inventory at cost	0.00	0.00
Purchases	25,632.79	168,420.60
Less: Ending Inventory at cost	0.00	0.00
Cost of Goods Sold (COGS)	25,632.79	168,420.60

Gross Profit	447,749.23	3,261,490.94

Other Operating Income (Itemize)	0.00	0.00

Operating Expenses:
Payroll - Insiders	19,450.00	58,350.00
Payroll - Other Employees	235,232.20	1,682,062.19
Payroll Taxes	18,634.43	182,056.79
Other Taxes (Itemize)	0.00	1,402.12
Depreciation and Amortization	21,820.34	126,319.32
Rent Expense - Real Property	74,833.65	526,191.78
Lease Expense - Personal Property	0.00	29,988.29
Insurance	5,310.99	48,339.35
Real Property Taxes	0.00	0.00
Telephone and Utilities	44,915.89	220,602.03
Repairs and Maintenance	6,902.73	21,383.25
Travel and Entertainment (Itemize)	0.00	1,518.25
Miscellaneous Operating Expenses (Itemize)	49,867.99	362,008.65
Total Operating Expenses	476,968.22	3,260,222.02

Net Gain/(Loss) from Operations	(29,218.99)	1,268.92

Non-Operating Income:
Interest Income	183.23	1,086.49
Net Gain on Sale of Assets (Itemize)	0.00	0.00
Other (Itemize)	4,437.07	10,000.04
Total Non-Operating income	4,620.30	11,086.53

Non-Operating Expenses:
Interest Expense	17,694.69	26,228.91
Legal and Professional (Itemize)	0.00	17,285.74
Other (Itemize)	15,000.00	164,547.46
Total Non-Operating Expenses	32,694.69	208,062.11

NET INCOME/(LOSS)	(57,293.38)	(195,706.66)

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	43,937.54
Restricted Cash	0.00
Accounts Receivable	533,928.41
Inventory	0.00
Notes Receivable	0.00
Prepaid Expenses	78,314.50
Other (Itemize)	110,707.81
Total Current Assets		766,888.26

Property, Plant, and Equipment	5,465,283.05
Accumulated Depreciation/Depletion	(3,999,750.80)
Net Property, Plant, and Equipment		1,465,532.25

Other Assets (Net of Amortization):
Due from Insiders	0.00
Other (Itemize)	4,531,649.88
Total Other Assets		4,531,649.88

TOTAL ASSETS		6,764,070.39

LIABILITIES
Post-petition Liabilities:
Accounts Payable	170,129.83
Taxes Payable	5,825.14
Notes Payable	0.00
Professional fees	0.00
Secured Debt	0.00
Other (Itemize)	67,425.99
Total Post-petition Liabilities		243,380.96

Pre-petition Liabilities:
Secured Liabilities	465,549.98
Priority Liabilities	275,341.65
Unsecured Liabilities	791,906.65
Other (Itemize)	583,817.82
Total Pre-petition Liabilities		2,116,616.10

TOTAL LIABILITIES		2,359,997.06

EQUITY:
Pre-petition Owners’ Equity	4,599,779.99
Post-petition Profit/(Loss)	(195,706.66)
Direct Charges to Equity	0.00
TOTAL EQUITY		4,404,073.33

TOTAL LIABILITIES & EQUITY		6,764,070.39

XI.  QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X
N/A

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X
N/A

3.	State what progress was made during the reporting period toward filing a plan of reorganization
The Debtor and its management continue to formulate the Debtor's plan of reorganization.

4.	Describe potential future developments which may have a significant impact on the case:

There is a pending motion to appoint a chapter 11 trustee.  If that motion is granted, it would significantly impact this case.  The current hearing has been continued to December of 2010.   The Debtor (and its related entities) are in the process of attempting to raise exit financing with their investment banker, National Securities Corp.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
N/A

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X
N/A

I,	Robert Lee, Chief Executive Officer

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

10/21/10	/s./ Robert Lee
Date	Principal for debtor-in-possession